D===============================================================================




                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                  July 31, 2001

                                INGRAM MICRO INC.
             (Exact Name of Registrant as Specified in Its Charter)

--------------------------   ------------------------   ---------------------
         Delaware                    1-12203                 62-1644402
(State of Incorporation or   (Commission File Number)     (I.R.S. Employer
       organization                                     Identification No.)
--------------------------   ------------------------   ---------------------

                            1600 E. St. Andrew Place
                            Santa Ana, CA 92799-5125
    (Address, including zip code of Registrant's principal executive offices)

       Registrant's telephone number, including area code: (714) 566-1000



================================================================================

Item 7.       Financial Statements and Exhibits

Exhibit No.   Description

         99.1 Press Release dated July 31, 2001

Item 9.           Regulation FD Disclosure

         On July 31, 2001, Ingram Micro Inc. (the "Registrant") issued a press release announcing its financial results for the second quarter and six months ended June 30, 2001 and an outlook for the third quarter ending September 29, 2001. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    INGRAM MICRO INC.


                                    By:   /s/ James E. Anderson, Jr.
                                         ---------------------------
                                      Name:    James E. Anderson, Jr.
                                     Title:    Senior Vice President
                                               Secretary and General
                                               Counsel

Date:   July 31, 2001